EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of Korn Ferry, a Delaware corporation (the “Company”), hereby certify that, to the best of their knowledge:
(a)the Quarterly Report on Form 10-Q for the quarter ended January 31, 2025 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 11, 2025

By:	/s/ GARY D. BURNISON
Name:	Gary D. Burnison
Title:	Chief Executive Officer and President

By:	/s/ ROBERT P. ROZEK
Name:	Robert P. Rozek
Title:	Executive Vice President, Chief Financial Officer, and Chief Corporate Officer